SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices)

(805) 583-4302

(Company's Telephone Number)

____________________________________________________

 (Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of August 7, 2016, Airborne Wireless Network, a Nevada corporation (the "Company"), and C. Neal Monte entered into and executed a written Consulting Agreement pursuant to which Mr. Monte will serve as the Company's FAA Designated Engineering Representative (the "Consulting Agreement"). Pursuant to the provisions of the Consulting Agreement, Mr. Monte shall consult with the Company regarding the development of data and analysis to support FAA Civil Certification of the Company's Infinitus digital superhighway, a new communication system that will be integrated into aircraft systems and which will conform with FAA regulations and standards.

The foregoing information regarding the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 7.01. REGULATION FD

On August 15, 2016, the Company issued a press release announcing that the Company retained the services of Mr. Monte as the Company's FAA Designated Engineering Representative.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be "furnished" and shall not be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 Exhibits

Exhibit No.	Description

10.1	Consulting Agreement dated August 7, 2016, between the Company and C. Neal Monte, pursuant to which Mr. Monte shall serve as the Company's FAA Designated Engineering Representative.

99.1	Press Release dated August 15, 2016, announcing that the Company retained the services of C. Neal Monte, as the Company's FAA Designated Engineering Representative.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: August 15, 2016	By:	/s/ J. Edward Daniels
J. Edward Daniels
President & CEO

3

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement dated August 7, 2016, between the Company and C. Neal Monte, pursuant to which Mr. Monte shall serve as the Company's FAA Designated Engineering Representative.

99.1	Press Release dated August 15, 2016, announcing that the Company retained the services of C. Neal Monte, as the Company's FAA Designated Engineering Representative.

4